UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

Axeda Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Oxford Road, Mansfield, Massachusetts	02048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 337-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2005, Axeda Systems Inc. (the “Company”) amended a series of agreements relating to several of its outstanding securities. Specifically, the Company:

•	amended its Registration Rights Agreement with entities affiliated with Special Situations Private Equity Fund, L.P. (collectively “SSF”) to make any liquidated damages that may arise for failure to file a new registration statement for any additional shares that may be issued to SSF, have any registration statement declared effective or maintain the effectiveness of any registration statement covering shares held by SSF payable in unregistered shares of common stock rather than cash and obligate the Company to subsequently register the shares;

•	amended its Securities Purchase Agreement with Laurus Master Fund, Ltd. (“Laurus”) to make any damages that may arise for failure to deliver shares of common stock upon conversion of Laurus’ note in a timely manner payable in a warrant to purchase unregistered shares of common stock rather than cash and obligate the Company to subsequently register the underlying shares; and

•	amended its Registration Rights Agreement with Laurus to make any liquidated damages that may arise for failure to file a new registration statement for any additional shares that may be issued to Laurus, have any registration statement declared effective, maintain the effectiveness of any registration statement covering shares held by Laurus or keep the Company’s common stock listed or quoted payable in a warrant to purchase unregistered shares of common stock rather than cash and obligate the Company to subsequently register the underlying shares.

The foregoing descriptions of the amendments to the agreements with SSF and Laurus are only a summary and are qualified in their entirety by reference to the documents filed as exhibits to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2005, the Company issued a press release announcing, among other things, its financial results for the fourth quarter and year ended December 31, 2004 and an update regarding its listing status with Nasdaq. A copy of the Company’s press release is included in this report as Exhibit 99.1 and incorporated herein by reference. The information in this Item 2.02 on this Form 8-K and the attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

c.	Exhibits

Exhibit	Description

4.1	Amendment No. 1 to Registration Rights Agreement, dated as of February 16, 2005, by and among Axeda Systems Inc., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P.

4.2	Amendment No. 1 to Securities Purchase Agreement, dated as of February 16, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

4.3	Amendment No. 1 to Registration Rights Agreement, dated as of February 16, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

99.1	Press Release, issued by Axeda Systems Inc., on February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXEDA SYSTEMS INC.

(Registrant)

Date:	February 23, 2005	By:	/s/ Karen F. Kupferberg
Karen F. Kupferberg Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Amendment No. 1 to Registration Rights Agreement, dated as of February 16, 2005, by and among Axeda Systems Inc., Special Situations Private Equity Fund, L.P., Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P.

4.2	Amendment No. 1 to Securities Purchase Agreement, dated as of February 16, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

4.3	Amendment No. 1 to Registration Rights Agreement, dated as of February 16, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

99.1	Press Release, issued by Axeda Systems Inc., on February 22, 2005.

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